Net sales	12 Months Ended
Dec. 31, 2022
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Net sales
2.1 Net sales
Net sales by sales channels:

	Year ended December 31,
(CHF in millions)	2022	2021	2020

Wholesale	777.0	448.8	264.8
Direct-to-Consumer	445.1	275.8	160.5
Net sales	1,222.1	724.6	425.3

Net sales by product groups:

	Year ended December 31,
(CHF in millions)	2022	2021	2020

Shoes	1,167.5	683.3	406.4
Apparel	47.3	36.3	15.8
Accessories	7.4	5.0	3.2
Net sales	1,222.1	724.6	425.3

On generates net sales primarily from the sale of premium performance shoes, apparel, and accessories. On has two sales channels being Wholesale (WHS) and Direct-to-Consumer (DTC). The WHS sales channel involves larger volumetric sales to wholesale customers (e.g. large retailers or retail associations) and international distributors (in markets where On does not have local sales teams) and which have the intention of re-selling the goods. The DTC sales channel includes sales to end customers directly through On’s e-commerce platform as well as through own retail stores.
Net sales by geographic regions (based on location of customers):

	Year ended December 31,
(CHF in millions)	2022	2021	2020

Europe	354.3	260.4	187.5
thereof Switzerland	51.5	55.1	51.8
North America	738.5	409.5	208.1
Asia-Pacific	80.2	42.7	23.0
Rest of World	49.1	12.0	6.7
Net sales	1,222.1	724.6	425.3

Due to its fragmented customer base, there is no single customer who accounts for more than 10% of total net sales. For details on assets and liabilities related to contracts with customers refer to 3.1 Trade receivables and 3.6 Other current operating assets and liabilities, respectively. Trade receivables as shown in the balance sheet relate to the sale of products and other revenue.

Accounting policies
Revenue is measured based on the consideration to which On expects to be entitled in a contract with a customer and excludes amounts collected on behalf of third parties. On recognizes revenue when it transfers control of a product to a customer.

Consideration promised in On’s contracts with customers is variable due to anticipated reductions from sales returns, discounts and volume rebates. Significant estimate is not required when recognizing revenue on contracts containing discounts and volume rebates as the reduction in revenue is largely known by year end.

On sells innovative premium performance sports products through its Wholesales (WHS) and Direct-to-Consumer (DTC) sales channels.

Sales within the WHS sales channel
For sales of goods to the wholesale market, revenue is recognized at a point in time when control of the goods has transferred, being when the goods have been shipped or delivered to the customer, in accordance with the incoterms. Following delivery, the customer has full discretion over the manner of distribution and price to sell the goods, has the primary responsibility when onselling the goods and bears the risks of obsolescence and loss in relation to the goods. A receivable is recognized by On when the goods are delivered to the customer as this represents the point in time at which the right to consideration becomes unconditional, as only the passage of time is required before payment is due. Payment terms for wholesale transactions depend on the country of sale or agreement with the customer and payment is generally required within 30 to 90 days or less of shipment to or receipt by the wholesale customer.

On has several consignment arrangements with wholesale customers whereby control of the goods is retained by On. For such arrangements, revenue will only be recognized when the goods have been sold by the wholesale customer to the final consumer. Certain wholesale customers are part of wider associations which comprise of various independent retailing groups. These associations have a dedicated entity to provide an administrative service to the respective retailing groups within the association. The corresponding fee for this administrative service is passed to On and is expensed to selling expenses.

Sales within the DTC sales channel
For sales of goods to end consumers and retail customers, revenue is recognized when control of the goods has transferred, being upon shipment for e-commerce customers or at the point the customer purchases the goods at the retail store. Payment of the transaction price is due immediately at the point the customer purchases the goods.
Under On’s standard contract terms, retail customers have a right of return within 30 days. At the point when the control of goods has transferred, a refund liability (other current financial liabilities) and a corresponding adjustment to revenue is recognized for those products expected to be returned. At the same time, On has a right to recover the product when customers exercise their right of return so consequently recognizes a right to returned goods asset (other current operating assets) and a corresponding adjustment to cost of sales.

Relevant judgments and accounting estimates	Estimation is required to determine the expected amount On will be entitled to receive in connection with contracts containing a right of return. Estimates of sales returns are based on (1) accumulated historical experience within the respective geographical markets, and (2) specific identification of estimated sales returns not yet finalized with customers.

Actual returns in any future period are inherently uncertain and thus may differ from estimates recorded. If actual or expected future returns were significantly greater or lower than the refund liability established, a reduction or increase to net revenues would be recorded in the period in which such determination was made.

On reviews and refines these estimates on an annual basis.